UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2011

Morgan Stanley
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11758	36-3145972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2011 Annual Meeting of Shareholders (“Annual Meeting”) of Morgan Stanley (the “Company”) held on Wednesday, May 18, 2011, shareholders approved an amendment to the Company’s 2007 Equity Incentive Compensation Plan (the “Plan”) to authorize an additional 35 million shares to be available for issuance as awards under the Plan.

For a description of the terms and conditions of the Plan, as amended and restated as of March 25, 2011, see “Summary of the Plan as Proposed to be Amended” under “Item 3. Company Proposal to Amend the 2007 Equity Incentive Compensation Plan” in the proxy statement for the Company’s Annual Meeting, which description is incorporated herein by reference.  The description of the Plan contained in the proxy statement is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed herewith as Exhibit 10.1 to this Form 8-K.

Item 5.07.          Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, shareholders voted on proposals to: (i) elect directors to the Company’s Board of Directors (the “Board”), (ii) ratify the appointment of Deloitte & Touche LLP as independent auditor, (iii) amend the Company’s 2007 Equity Incentive Compensation Plan, (iv) approve the compensation of executives as disclosed in the proxy statement (a non-binding advisory resolution) and (v) vote on the frequency of holding a non-binding advisory vote on the compensation of executives as disclosed in the proxy statement (a non-binding advisory vote).

All nominees for election to the Board were elected for a term that will continue until the next annual meeting of shareholders or until the director’s successor has been duly elected and qualified (or the director’s earlier resignation, death or removal). The shareholders’ vote ratified the appointment of the independent auditor. The proposal to amend the Company’s 2007 Equity Incentive Compensation Plan was approved, and the proposal to approve the compensation of executives as disclosed in the Company’s proxy statement, through an advisory resolution, was approved. In addition, the advisory vote on the frequency of future advisory votes on executive compensation was held, and the option of  “1 Year” received the greatest number of votes of the Company’s shareholders.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below. The Company’s independent inspector of election reported the final vote of the shareholders as follows:

	For	Against	Abstain	Broker Non-vote
1. Election of Directors
Roy J. Bostock	1,219,130,162	13,428,785	4,851,793	117,484,398
Erskine B. Bowles	1,191,610,225	38,157,918	7,642,595	117,484,400
Howard J. Davies	1,221,546,850	11,441,212	4,422,678	117,484,398
James P. Gorman	1,223,559,860	10,746,614	3,104,271	117,484,393
James H. Hance, Jr.	1,139,008,339	93,221,886	5,180,505	117,484,408
C. Robert Kidder	1,192,397,260	40,483,233	4,530,250	117,484,395
John J. Mack	1,215,524,008	18,919,661	2,967,067	117,484,402
Donald T. Nicolaisen	1,196,616,513	34,455,578	6,338,642	117,484,405
Hutham S. Olayan	1,198,121,066	34,575,222	4,714,452	117,484,398
James W. Owens	1,223,812,472	8,910,546	4,687,719	117,484,401
O. Griffith Sexton	1,222,398,982	10,251,718	4,760,032	117,484,406
Masaaki Tanaka	1,222,334,177	10,543,250	4,533,304	117,484,407
Laura D. Tyson	1,132,919,374	96,636,666	7,854,694	117,484,404

2. Ratification of Appointment of Independent Auditor	1,343,380,607	8,892,428	2,622,103	*

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3. Approval of Amendment to Company’s 2007 Equity Incentive Compensation Plan	905,691,174	327,045,314	4,674,235	117,484,415
4. Approval of Compensation of Executives (Non-Binding Advisory Resolution)	972,200,900	258,636,568	6,573,247	117,484,423

	1 Year	2 Years	3 Years	Abstain	Broker Non-vote
5. Frequency of Vote to Approve Compensation of Executives (Non-Binding Advisory Vote)	1,122,231,190	8,913,654	99,636,036	6,629,837	117,484,421

_______________
*     Not applicable.

A majority of the votes cast by shareholders voted, on an advisory basis, to hold an advisory vote on executive compensation every year.  In line with this recommendation by our shareholders, the Board of Directors has decided that it will include an advisory vote on executive compensation in the Company’s proxy statement every year until the next advisory vote on the frequency of advisory votes on executive compensation, which will occur no later than the Company’s Annual Meeting of Shareholders in 2017.

Item 9.01.          Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number
10.1	2007 Equity Incentive Compensation Plan, as amended and restated as of March 25, 2011.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGAN STANLEY (Registrant)

Date:	May 19, 2011	By:	/s/ Martin M. Cohen
			Name:	Martin M. Cohen
			Title:	Corporate Secretary